PROSPECTUS SUPPLEMENT	May 26, 2023

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Prospectus Supplement

May 26, 2023

Exponential Technologies Fund

ETAEX      Class A Shares      ETCEX Class C Shares
ETNEX      Class N Shares      ETIEX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus and Summary Prospectus for the Fund, dated November 1, 2022, and should be read in conjunction with such Prospectus.

Effective June 26, 2023, the Eventide Exponential Technologies Fund will no longer charge a redemption fee. The Shareholder Fees table under the section of the Fund’s Prospectus and Summary Prospectus entitled “FUND SUMMARY - Eventide Exponential Technologies Fund - Fees and Expenses of the Fund” is hereby replaced in its entirety with the following:

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 180 days)	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15

Effective June 26, 2023, the section of the Eventide Exponential Technologies Fund Prospectus entitled “HOW TO REDEEM SHARES – Redemption Fee” is replaced with the following:

Redemption Fee. The Funds do not charge a redemption fee. However, a shareholder of a Fund who requests that the proceeds of a redemption be sent by wire will be charged a $15 wire fee.

Effective on or about July 26, 2023, the Fund's 80% policy regarding its investment in technology companies will change as follows:

PROSPECTUS SUPPLEMENT	May 26, 2023

Current Policy: " Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in technology companies. The Fund defines technology companies as those in the information technology, communications, internet and direct marketing retail, and healthcare technology and devices industries."

New Policy: "Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in companies that the Adviser believes are participating in and benefitting from technologies, innovations, technology themes, or technology trends."

Effective on or about July 26, 2023, the following sentence is added as the second sentence of the first paragraph under the section of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary - Principal Investment Strategies”:

“The types of companies represented in the Fund’s portfolio include, but are not limited to, companies falling within the information technology, e-commerce discretionary, internet media and services, healthcare technology, healthcare devices, or transaction & payment processing services industries.”

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.